United States Commodity Index Funds Trust

United States Commodity Index Fund

Monthly Account Statement

For the Month Ended July 31, 2013

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$3,396,662
Realized Trading Gain (Loss) on Foreign Currency Transactions	1
Unrealized Gain (Loss) on Market Value of Futures	7,574,425
Unrealized Gain (Loss) on Foreign Currency Translations	3
Interest Income	18,933
ETF Transaction Fees	700
Total Income (Loss)	$10,990,724

Expenses
Management Fees	$408,083
Tax Reporting Fees	16,213
Brokerage Commissions	10,658
Audit Fees	9,393
Non-interested Directors' Fees and Expenses	5,604
Legal Fees	3,853
Prepaid Insurance Expense	3,786
Total Expenses	$457,590
Net Income (Loss)	$10,533,134

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 7/1/13	$497,623,165
Withdrawals (150,000 Units)	(8,317,484)
Net Income (Loss)	10,533,134

Net Asset Value End of Month	$499,838,815
Net Asset Value Per Unit (9,150,000 Units)	$54.63

To the Unitholders of United States Commodity Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended July 31, 2013 is accurate and complete.

/s/ Howard Mah

Howard Mah

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of the United States Commodity Index Fund

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612

United States Commodity Index Funds Trust

United States Copper Index Fund

Monthly Account Statement

For the Month Ended July 31, 2013

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(33,275)
Unrealized Gain (Loss) on Market Value of Futures	77,875
Interest Income	73
Total Income (Loss)	$44,673

Expenses
Management Fees	$1,183
Brokerage Commissions	39
Non-interested Directors' Fees and Expenses	24
Prepaid Insurance Expense	18
Other Expenses	8,494
Total Expenses	9,758
Expense Waiver	(8,221)
Net Expenses	$1,537
Net Income (Loss)	$43,136

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 7/1/13	$2,093,284
Net Income (Loss)	43,136

Net Asset Value End of Month	$2,136,420
Net Asset Value Per Unit (100,000 Units)	$21.36

To the Unitholders of United States Copper Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended July 31, 2013 is accurate and complete.

/s/ Howard Mah

Howard Mah

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of the United States Copper Index Fund

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612

United States Commodity Index Funds Trust

United States Agriculture Index Fund

Monthly Account Statement

For the Month Ended July 31, 2013

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(19,316)
Realized Trading Gain (Loss) on Foreign Currency Transactions	54
Unrealized Gain (Loss) on Market Value of Futures	(7,093)
Unrealized Gain (Loss) on Foreign Currency Translations	(1)
Interest Income	77
Total Income (Loss)	$(26,279)

Expenses
Management Fees	$1,584
Brokerage Commissions	189
Non-interested Directors' Fees and Expenses	26
Prepaid Insurance Expense	18
Other Expenses	10,602
Total Expenses	12,419
Expense Waiver	(10,306)
Net Expenses	$2,113
Net Income (Loss)	$(28,392)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 7/1/13	$2,330,821
Net Income (Loss)	(28,392)

Net Asset Value End of Month	$2,302,429
Net Asset Value Per Unit (100,000 Units)	$23.02

To the Unitholders of United States Agriculture Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended July 31, 2013 is accurate and complete.

/s/ Howard Mah

Howard Mah

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of the United States Agriculture Index Fund

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612

United States Commodity Index Funds Trust

United States Metals Index Fund

Monthly Account Statement

For the Month Ended July 31, 2013

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(21,754)
Unrealized Gain (Loss) on Market Value of Futures	81,194
Interest Income	90
ETF Transaction Fees	1,000
Total Income (Loss)	$60,530

Expenses
Management Fees	$1,681
Brokerage Commissions	151
Non-interested Directors' Fees and Expenses	31
Prepaid Insurance Expense	19
Other Expenses	10,602
Total Expenses	12,484
Expense Waiver	(10,243)
Net Expenses	$2,241
Net Income (Loss)	$58,289

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 7/1/13	$2,110,855
Additions (50,000 Units)	1,089,777
Net Income (Loss)	58,289

Net Asset Value End of Month	$3,258,921
Net Asset Value Per Unit (150,000 Units)	$21.73

To the Unitholders of United States Metals Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended July 31, 2013 is accurate and complete.

/s/ Howard Mah

Howard Mah

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of the United States Metals Index Fund

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612

United States Commodity Index Funds Trust

Monthly Account Statement

For the Month Ended July 31, 2013

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$3,322,317
Realized Trading Gain (Loss) on Foreign Currency Transactions	55
Unrealized Gain (Loss) on Market Value of Futures	7,726,401
Unrealized Gain (Loss) on Foreign Currency Translations	2
Interest Income	19,173
ETF Transaction Fees	1,700
Total Income (Loss)	$11,069,648

Expenses
Management Fees	$412,531
Tax Reporting Fees	16,213
Brokerage Commissions	11,037
Audit Fees	9,393
Non-interested Directors' Fees and Expenses	5,685
Legal Fees	3,853
Prepaid Insurance Expense	3,841
Other Expenses	29,698
Total Expenses	$492,251
Expense Waiver	(28,770)
Net Expenses	$463,481
Net Income (Loss)	$10,606,167

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 7/1/13	$504,158,125
Additions (50,000 Units)	1,089,777
Withdrawals (150,000 Units)	(8,317,484)
Net Income (Loss)	10,606,167

Net Asset Value End of Month	$507,536,585

To the Unitholders of the Series of the United States Commodity Index Funds Trust:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended July 31, 2013 is accurate and complete.

/s/ Howard Mah

Howard Mah

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Commodity Index Funds Trust

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612